UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Lulu’s Fashion Lounge Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lulu’s Fashion Lounge Holdings, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 10, 2025
2:00 p.m. (Eastern time)
Virtual Meeting Site: www.virtualshareholdermeeting.com/LVLU2025
LULU’S FASHION LOUNGE HOLDINGS, INC.
195 HUMBOLDT AVENUE
CHICO, CALIFORNIA 95928

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
April 24, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc. at 2:00 p.m. Eastern time, on Tuesday, June 10, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

Dara Bazzano
Board Chair
i

Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this proxy statement are forward-looking statements, including but not limited to statements about our business plans, strategies and initiatives, including our environmental, social and governance (“ESG”) initiatives. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended December 29, 2024 and its other filings with the Securities and Exchange Commission that could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change, except as required by law.
ii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 10, 2025
The Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern time on Tuesday, June 10, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Dara Bazzano, John Black, and Kelly McCarthy as Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025;
•
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, using a split ratio of not less than 1-for-2 and not more than 1-for-22, with the exact ratio to be determined in the sole discretion of our Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our Board of Directors in its sole discretion within one year of the date the proposal is approved by stockholders; and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 16, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investors@lulus.com, stating the purpose of the request and providing proof of ownership of Company common stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 24, 2025
iii

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lulu’s Fashion Lounge Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 10, 2025 (the “Annual Meeting”), at 2:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 16, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 42,942,378 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 29, 2024 (the “2024 Annual Report”) will be released on or about April 24, 2025 to our stockholders on the Record Date.
In this proxy statement, “Lulus,” “Company,” “we,” “us,” and “our” refer to Lulu’s Fashion Lounge Holdings, Inc. Our fiscal year is a “52-53 week” year ending on the Sunday closest in proximity to December 31, such that each quarterly period will be 13 weeks in length, except during a 53-week year when the fourth quarter will be 14 weeks. Unless the context requires otherwise, references herein to “fiscal 2023” and/or “2023” relate to the fiscal year ended December 31, 2023, “fiscal 2024” and/or “2024” refer to the fiscal year ended December 29, 2024, and “fiscal 2025” and/or “2025” refer to the fiscal year ending December 28, 2025. Fiscal 2023 and fiscal 2024 consisted of 52 weeks. Fiscal 2025 will also consist of 52 weeks.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 10, 2025
This Notice, Proxy Statement and our 2024 Annual Report to Stockholders are available at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Ms. Bazzano, Mr. Black and Ms. McCarthy as Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025;

•
To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, using a split ratio of not less than 1-for-2 and not more than 1-for-22, with the exact ratio to be determined in the sole discretion of our Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our Board of Directors in its sole discretion within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”); and

•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•
FOR the election of Ms. Bazzano, Mr. Black, and Ms. McCarthy as Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025; and
•	FOR the approval of the Reverse Stock Split Proposal.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why You Received this Proxy Statement. You are viewing or have received these proxy materials because Lulus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lulus is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April 24, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access the notice, proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail, unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy online. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2025
ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 16, 2025. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 42,942,378 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in their name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum. If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all other matters. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.
Who can attend the Annual Meeting?
Lulus will hold its Annual Meeting virtually. You may attend the Annual Meeting online only if you are a Lulus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LVLU2025. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time on June 10, 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern time on June 10, 2025, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, online, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	Online – You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone – You can vote by telephone by calling 1-800-690-6903 toll-free and following the instructions on the proxy card;
•	by Mail – You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting – If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 9, 2025. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date prior to the Annual Meeting;
•	by granting a subsequent proxy via telephone or online prior to the Annual Meeting;
•	by giving written notice of revocation to the Corporate Secretary of Lulus prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If, however, any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/LVLU2025. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
Broadridge Financial Solutions, Inc. will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and information for how to obtain assistance will be located at www.virtualshareholdermeeting.com/LVLU2025.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Reverse Stock Split Proposal	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm or the Reverse Stock Split Proposal, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP or the Reverse Stock Split Proposal.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner; and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and the Reverse Stock Split Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2028 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have six (6) directors on our Board. Our current Class I Directors are Ms. Bazzano, Mr. Black and Ms. McCarthy, who have served on our Board since January 2022, October 2017 and August 2023, respectively. The Board has nominated Ms. Bazzano, Mr. Black and Ms. McCarthy for election as Class I Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Fourth Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2025 Annual Meeting of Stockholders, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose current term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Ms. Bazzano, Mr. Black and Ms. McCarthy; the current Class II Directors are Anisa Kumar and Crystal Landsem; and the current Class III Director is Evan Karp.
Our Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Other than any directors elected by the separate vote of the holders of one or more series of preferred stock, each director will serve a three-year term, and at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board of Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Fourth Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition (as defined below) ceases to be satisfied, only for cause. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that any of Ms. Bazzano, Mr. Black or Ms. McCarthy become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board of Directors may elect to reduce its size. The Board of Directors has no reason to believe that any of Ms. Bazzano, Mr. Black or Ms. McCarthy will be unable to serve if elected. Each of Ms. Bazzano, Mr. Black and Ms. McCarthy has consented to being named in this proxy statement and to serve if elected.

“Sponsor Ownership Condition” means for so long as entities affiliated with the Stockholders (as defined below) maintain direct or indirect beneficial ownership of an aggregate of at least fifty percent of the voting power of all the then outstanding shares of voting stock of the Company.
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners - Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees for Class I Directors (Terms to Expire at the 2028 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Lulus
Dara Bazzano	56	2022	Director and Chair
John Black	61	2017	Director
Kelly McCarthy	43	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Dara Bazzano
Ms. Bazzano has served as the Chair of our Board of Directors since March 2025 and as a member of our Board of Directors since January 2022. Since July 2020, Ms. Bazzano has served as T-Mobile’s SVP, Chief Accounting Officer, where she leads the corporate accounting, technical and policy, SEC reporting, finance operations, governance risk and compliance, payment strategy and finance innovation teams. From April 2018 to July 2020, Ms. Bazzano served as Chief Accounting Officer at CBRE, the world’s largest commercial real estate services and investment company, where she led the global controller, finance technology and compliance organization. Prior to that, from July 2013 to April 2018, Ms. Bazzano was Chief Accounting Officer, VP of Finance and Global Corporate Controller at GAP Inc., and served in Assurance Partner roles at PwC from 2011 to 2013, and KPMG from 2000 to 2011, in each case in the consumer, retail and technology industries. Ms. Bazzano serves as an independent director and as the Audit and Risk Compliance Committee Chair for Self Financial, Inc. Ms. Bazzano received a B.S. from California State University of Sacramento.
Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and technology and digital marketing industry sectors, relevant business experience in management, business operations, human capital management and ESG compliance, as well as her experience serving as an executive officer of public companies, provide her with the qualifications and skills to serve as a director.
John Black
Mr. Black has served on our Board of Directors since October 2017 and was the Chair of our Board of Directors from March 2024 to March 2025. Mr. Black was with H.I.G. Capital from 1996 until 2022, where he led or had a significant role in more than forty H.I.G. Capital investments in a wide range of industries including e-commerce, technology, software, digital adtech, media, healthcare, consumer, and business service companies. Most recently with H.I.G., Mr. Black served as a Senior Advisor at H.I.G. Growth Partners from July 2021 through June 2022. From March 2010 to July 2021, he served as the Head of H.I.G. Growth Equity, the dedicated growth equity investment affiliate of H.I.G. Capital. Prior to H.I.G. Capital, Mr. Black was a senior professional with several leading firms working with lower middle market businesses to identify and implement operational initiatives to enable the businesses to realize their full growth potential. Mr. Black has held several executive level management positions, including chief operating officer and chief financial officer. Mr. Black began his career in the Corporate Finance Group at Ernst & Young. He currently serves on the board of directors of Adtheorent Holding Company, Inc., where he also serves on the audit committee and nominating and corporate governance committee. Mr. Black received his B.A. in Applied Mathematics from Harvard University.
Mr. Black’s experience as an executive level manager and in leadership roles in a wide range of industries (including the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors) and business situations provides him with valuable and relevant experience in finance, accounting, reporting, operational matters, human capital management, ESG compliance, and leadership of complex organizations, and the qualifications and skills to serve as a director.

Kelly McCarthy
Ms. McCarthy has served on our Board of Directors since August 2023. She currently collaborates with a diverse range of entities, including organizations, public figures, CEOs, government officials, investors, hedge fund managers, and senior executives, to foster growth and strategize through periods of transition or in special situations. Since October 2019, she has held the position of Managing Director at Boketto, Inc., where she offers guidance and assumes various operational, leadership, and advisory roles within consumer companies backed by private equity across different sectors. Additionally, from January 2023 to April 2024, Ms. McCarthy served as the Interim Chief Executive Officer of Kent Outdoors, transitioning from her role on the Board of Directors during a critical period of company transition and a subsequent change of control. Prior to her current roles, Ms. McCarthy held significant positions across several industries after starting her career in technology. From July 2017 to October 2019, she served as Senior Vice President of Brands Communications at Louis Vuitton Moët Hennessy (“LVMH”), playing a pivotal role in guiding innovation across LVMH maisons and ensuring the deployment of modern consumer mechanisms worldwide. Preceding her tenure at LVMH, from October 2014 to July 2017, she held various roles at Nike, where she oversaw multiple facets of product creation, retail, omnichannel distribution, management, and business development. Her roles at Nike included General Manager for Collectible (Launch) Sneakers and positions in NikeLab (Capsule Collections/Retail) and Strategy (Digital/Partnerships) across the global organization during a transformative period. Before her time at Nike, Ms. McCarthy served as the Managing Director of VaynerMedia in New York, a prominent full-service digital advisory firm and venture fund. Additionally, she holds board and advisory positions with various entities, including Kent Outdoors, Newman’s Own, Inc., Goldman Sachs’ Merchant Banking Division, and Oatly, Inc. Ms. McCarthy earned her B.A. in History from the University of Colorado.
Ms. McCarthy’s extensive global executive and governance experience, coupled with her expertise in corporate strategy, technology infrastructure, supply chain management, strategic growth, mergers and acquisitions, global innovation, organizational design, and consumer development, equips her with valuable insights in technology and operational matters, human capital management, corporate governance, and leading complex organizations during times of change or distress. These qualifications and skills make her well-suited to serve as a director.
Continuing Members of the Board of Directors:
Class II Directors (Terms to Expire at the 2026 Annual Meeting)
The current members of our Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Lulus
Anisa Kumar	49	2022	Director
Crystal Landsem	41	2023	Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Anisa Kumar
Ms. Kumar has served as a member of our Board of Directors since November 2022. Since September 2024, Ms. Kumar has served as the Chief Executive Officer at Narvar. Ms. Kumar was previously Narvar’s Chief Customer Officer, leading all aspects of global implementation, customer success and support and customer strategy from November 2021 until her transition to CEO. Prior to joining Narvar, Ms. Kumar held several senior level e-commerce and operations leadership roles, including Senior Vice President and Managing Director, U.S. Direct to Consumer, at Levi Strauss & Co. from February 2014 to November 2021. From August 2009 to July 2014, she also held senior operations, finance, and strategy roles at Walmart.com, after over five years of leading merchandising, marketing, and strategy finance teams at Target Corporation. Ms. Kumar earned an M.S. degree from the University of Bombay and an M.B.A. from the University of California-Davis.

Ms. Kumar’s extensive knowledge of e-commerce, marketing, consumer/retail operations, implementation and customer strategy as an executive level officer and in leadership roles provide her with the qualifications and skills to serve as a director.
Crystal Landsem
Ms. Landsem has served as a member of our Board of Directors and as Chief Executive Officer since March 2023. Ms. Landsem previously served as our Co-President from July 2020 to March 2023 and as Chief Financial Officer from September 2015 to March 2023. Previously, she was the Co-Founder and Chief Financial Officer of sqwrl LLC, a consulting and project management services firm, where she oversaw finance and accounting functions, budgeting, forecasting, cash management, accounting, and analysis for small to mid-sized e-commerce companies from August 2015 to January 2016. Ms. Landsem served as the Director of Finance for 11 Main, an Alibaba Group Company, where she was responsible for the administrative, financial, and risk management operations of five U.S.-based Alibaba companies from May 2012 to August 2015. Ms. Landsem received her B.A. in Business Administration with an option in Accounting from California State University-Chico.
Ms. Landsem’s knowledge of e-commerce, extensive leadership and management experience, including overseeing finance and accounting functions, and apparel and direct-to-consumer experience as our former Co-President and Chief Financial Officer, provide her with the qualifications and skills to serve as a director.
Class III Director (Term to Expire at the 2027 Annual Meeting)
The current member of our Board of Directors who is a Class III Director is as follows:

Name	Age	Served as a Director Since	Position with Lulus
Evan Karp	48	2017	Director

The principal occupation and business experience, for at least the past five years, of the Class III Director nominee for election at the Annual Meeting is as follows:
Evan Karp
Mr. Karp has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2014. Mr. Karp previously served as the Chair of our Board of Directors from December 2021 to March 2023. Mr. Karp has been a Managing Director at H.I.G. Growth Partners, focusing on e-commerce, software and tech-enabled business services, since January 2018. Prior to that, he was a Principal at H.I.G Growth Partners from May 2012 to December 2017. Prior to H.I.G. Growth Partners, Mr. Karp was a Principal at SKM Growth Investors investing primarily in consumer oriented, multi-channel businesses and served as a board representative for numerous portfolio companies from July 2001 to April 2012. Prior to that, he was an Associate at J.H. Whitney & Co. He began his career at Salomon Smith Barney focusing on telecom mergers and acquisitions advisory services. Mr. Karp currently serves on the boards of directors of a number of privately held companies, including Accounting Seed, Inc., myKaarma, Cocona Labs and The GLD Shop. Mr. Karp graduated from the Business Honors Program at the University of Texas at Austin with a B.A. in Finance.
Mr. Karp has experience with information technology, strategic technology, cybersecurity and risk management. Mr. Karp’s involvement with his respective firms’ investments in many e-commerce, consumer-retail and digital marketing companies over the past 20 years, including investments in the retail industry, in-depth knowledge and industry experience, coupled with his skills in private financing and strategic planning, provide him with the qualifications and skills to serve as a director.

Board Skills Matrix
The board skills matrix below reflects certain self-reported statistics about the current six members of our Board of Directors.

EXPERIENCE AND EXPERTISE	Dara Bazzano	John Black	Evan Karp	Anisa Kumar	Crystal Landsem	Kelly McCarthy
PUBLIC COMPANY BOARD EXPERIENCE						
(a) Director Experience	✓[1]	✓	✓[1]	✓	✓[1]	✓[1]
(b) Audit Committee Experience	✓[1]	✓[1]	✓[1]			
(c) Compensation Committee Experience	✓[1]	✓		✓[1]		
(d) Nominating and Corporate Governance Experience	✓[1]	✓				✓[1]
(e) Technology / Cybersecurity Committee Experience	✓			✓[1]		
(f) Other Committee Experience	✓					
C-SUITE MANAGEMENT EXPERIENCE						
(a) Chief Executive Officer				✓	✓[1]	✓
(b) Chief Financial Officer	✓	✓			✓[1]	
(c) Chief Operating Officer		✓			✓[1]	
(d) Chief Technology Officer						
(e) Chief Marketing Officer						
(f) Other	✓	✓		✓	✓[1]	
RELEVANT BUSINESS EXPERIENCE						
(a) General Management & Business Operations	✓	✓	✓	✓	✓	✓
(b) Digital Marketing / Brand Development		✓	✓	✓	✓[1]	✓
(c) Global Supply Chain	✓			✓		✓
(d) Human Capital	✓	✓			✓[1]	✓
(e) Technology	✓	✓	✓	✓	✓	✓
RELEVANT INDUSTRY EXPERIENCE						
(a) Ecommerce	✓	✓	✓	✓	✓	✓
(b) Consumer / Retail	✓	✓	✓	✓	✓	✓
(c) Apparel / Accessories	✓	✓	✓[1]	✓	✓	✓
(d) Digital Marketing		✓	✓	✓	✓[1]	✓
CORPORATE RISK MANAGEMENT EXPERIENCE						
(a) IT / Strategic Tech / Cybersecurity	✓		✓	✓		✓
(b) ESG Compliance	✓	✓		✓		
(c) Risk Management	✓	✓	✓	✓	✓	✓
(d) Legal / Regulatory	✓			✓	✓	
EXPERTISE						
Financial Expertise –						
(a) Financial Analyst	✓	✓	✓	✓	✓	
(b) M&A	✓	✓	✓	✓	✓	✓
(c) Other	✓			✓		
Accounting Expertise –						
(a) CPA	✓				✓[2]	
(b) Public Company Reporting	✓	✓		✓	✓	
(c) Other	✓			✓

(1)	Based on LVLU experience
(2)	Renewed but inactive

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025. Our Board of Directors has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP has served as our independent registered public accounting firm for eight years, including the fiscal year ended December 29, 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending January 3, 2027. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 28, 2025.

Proposal 3: Reverse Stock Split Proposal
Our Board of Directors has approved, and is recommending that our stockholders approve, a proposed amendment to our Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of all of our issued and outstanding common stock at a ratio of between one-for-two (1:2) and one-for-twenty-two (1:22) (inclusive), with the exact ratio to be determined at the sole discretion of our Board and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion within one year of the date the proposal is approved by stockholders. The text of the proposed form of Certificate of Amendment to our Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation.
By approving this proposal, stockholders will approve an amendment to our Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including two and twenty-two would be combined into one share of common stock, and authorize our Board to file only one such amendment, as determined by our Board in the manner described herein. Our Board believes that stockholder approval of an amendment granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect only one Reverse Stock Split as a result of this authorization. Our Board may also elect not to do any Reverse Stock Split. The Reverse Stock Split will take effect, only after it is (i) approved by the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes, although we do not expect any broker non-votes on this proposal), (ii) is deemed by the Board to be in the best interests of the Company and its stockholders, and (iii) after filing the Certificate of Amendment with the Secretary of State of the State of Delaware. If the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, the Certificate of Amendment will effect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock or change the number of authorized shares of the common stock under our Certificate of Incorporation. The Reverse Stock Split will impact the Company’s Omnibus Equity Plan (“Omnibus Plan”) and the awards thereunder and the Board and Compensation Committee will adjust outstanding awards as it deems appropriate to reflect the Reverse Stock Split pursuant to its authority under and consistent with the terms of the Company’s Omnibus Plan. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of our Annual Meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.
You should keep in mind that the implementation of a reverse stock split does not have an effect on the intrinsic value of our business or your proportional ownership in it. You should also consider that in many cases, the market price of a company’s common stock may decline following a reverse stock split.
If this Reverse Stock Split Proposal is approved by our stockholders, our Board of Directors will have the authority to decide, in its sole discretion, without further action by the stockholders, (i) whether to effect the Reverse Stock Split within one year of the 2025 Annual Meeting date, (ii) the specific timing of effectiveness of the Reverse Stock Split and (iii) the exact ratio of the Reverse Stock Split within the Ratio Range (the “Final Ratio”). We will communicate to the public additional details regarding the Reverse Stock Split, including the Final Ratio selected and the effective date.
Even if our stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect the Reverse Stock Split if our Board of Directors does not deem it to be in the best interests of the Company and our stockholders. Our Board of Directors believes that granting this discretion provides it with maximum flexibility to act in the best interests of our stockholders. Our Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including, but not limited to, prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.
The Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our outstanding common stock or obtain control of the Company, nor is it a plan by management to recommend such actions to our Board of Directors or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or ensure that the Reverse Stock Split will produce or maintain the desired results, which are described in more detail below. For more information on the risks associated with the Reverse Stock Split, see the section below titled “Other Considerations”. However, our Board of Directors believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote “For” the Reverse Stock Split Proposal.
Reasons for the Reverse Stock Split
The primary objectives for effecting the Reverse Stock Split, should our Board of Directors choose to effect one, would be to increase the per share price of our common stock. Our Board of Directors believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to regain compliance with the minimum bid price required by Nasdaq, appeal to a broader range of investors to generate greater investor interest in the Company and improve the perception of our common stock as an investment security.
Maintain Listing on Nasdaq. On February 27, 2025, the Company received a letter from the staff of the Nasdaq Listing Qualifications Department indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). If the Company’s common stock does not achieve compliance by August 26, 2025, the Company may be eligible for an additional 180-day period to regain compliance if it submits an application to transfer to the Nasdaq Capital Market, meets the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the bid price requirement, and provides written notice to Nasdaq of its intention to cure the deficiency during the second compliance period. The closing market price of our common stock on the Record Date was $0.45 per share. In consideration of the Company’s need to increase the closing bid price in the Company’s common stock in the near future to maintain a listing on Nasdaq, the Board believes that it is in the best interests of stockholders to request that stockholders approve the Reverse Stock Split Proposal.
If our stockholders do not approve the Reverse Stock Split Proposal, the Company may be delisted from Nasdaq due to our failure to maintain a minimum bid price for our common stock of $1.00 per share as required by the Nasdaq Marketplace Rules. Even if our stockholders approve the Reverse Stock Split Proposal and the Company ultimately effects the Reverse Stock Split, the Company may still be subject to delisting if the bid price of our common stock fails to stay above $1.00 in the future.
The Board of Directors believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement, and it would result in an immediate increase in the bid price of our common stock.
Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company. An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients, and trading volatility is often associated with low-priced stocks. Many institutional investors have internal practices or policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms typically do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Our Board of Directors believes that the anticipated higher market price resulting from the Reverse Stock Split may enable investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

Improve the Perception of our Common Stock as an Investment Security. We believe that the overall economic environment in which we and other retail apparel companies are currently operating has been a significant contributing factor to the decline in the trading price of our common stock. Our Board of Directors unanimously approved the submission for approval to our stockholders of the Reverse Stock Split Proposal as one potential means of increasing the per share price of our common stock, which could improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact, not only the price of our common stock, but also our market liquidity. However, we cannot guarantee that such higher price per share of common stock will be realized or maintained.
Other Considerations
The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. While we expect that the Reverse Stock Split will result in an increase in the per share price of our common stock, any such increase to the per share price of our common stock may not be in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price. The per share price of our common stock depends on multiple factors, including our performance, prospects, market conditions, and other factors that may be unrelated to the number of shares outstanding, any of which could have a counteracting effect to the Reverse Stock Split on the per share price.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. Furthermore, if the per share price of our common stock declines after the Reverse Stock Split is effected, the decline in the price and the decline in our overall market capitalization may be greater than would have occurred in the absence of the Reverse Stock Split. As a result of a lower number of shares outstanding, the market for our common stock may also become more volatile.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. In addition, the Reverse Stock Split will likely increase the number of stockholders who hold odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.
Accordingly, the Reverse Stock Split may not achieve all of the desired results that have been outlined above. Our Board of Directors considered all of the foregoing factors and unanimously approved, and recommended seeking stockholder approval of this Reverse Stock Split Proposal on April 11, 2025.
Criteria to be Used for Determining Whether and How to Implement the Reverse Stock Split
By voting in favor of the Reverse Stock Split, you are expressly authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide. In determining whether to implement the Reverse Stock Split, our Board may consider, among other things, various factors, such as:
•	the then-prevailing trading price and trading volume of our common stock;
•	our financial performance and future prospects; and
•	prevailing general market and economic conditions.
In determining the Final Ratio to implement, following receipt of stockholder approval of this Proposal 3, our Board may consider, among other things, various factors, such as:
•	the historical trading price and trading volume of our common stock;
•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;
•	the continued listing requirements for our common stock on Nasdaq;
•	which Final Ratio would result in the least administrative cost to us; and
•	prevailing general market and economic conditions.

Effect on Outstanding Common Stock and Authorized Common Stock
After the effective date of any Reverse Stock Split that our Board elects to implement, each stockholder will own a reduced number of shares of common stock. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. Any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of the common stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The following table illustrates the effects of a one-for-two and one-for-twenty-two Reverse Stock Split on our outstanding common stock as of April 16, 2025 (without giving effect to any adjustments for fractional shares):

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Number of Shares Authorized	Percentage of Authorized common stock
Current Shares	42,942,378	250,000,000	17.2%
1-for-2	21,471,189	250,000,000	8.6%
1-for-22	1,951,927	250,000,000	0.8%

The Certificate of Amendment will not change the terms of our common stock. The new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.
We are currently authorized to issue up to 250,000,000 shares of common stock under our Fourth Amended and Restated Certificate of Incorporation. The Reverse Stock Split will have no effect on the total number of shares of common stock we are authorized to issue under our Fourth Amended and Restated Certificate of Incorporation. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares. We may use the additional authorized and unissued common stock resulting from the Reverse Stock Split to issue additional common stock from time to time in equity financings, under our equity compensation plans or in connection with other matters. The Board currently has no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued common stock.
As of the Record Date, there were 10,000,000 shares authorized of our preferred stock under our Fourth Amended and Restated Certificate of Incorporation and no shares outstanding of our preferred stock. The Reverse Stock Split will not impact the number of authorized shares of our preferred stock.
Effect on Outstanding Equity Awards
If the Reverse Stock Split is implemented, proportionate adjustment will be made to the per share exercise price and the number of shares of our common stock issuable upon the exercise of all outstanding options, and to the number of shares of our common stock issuable upon the vesting and settlement of all outstanding restricted stock units (“RSUs”) and performance stock units (“PSUs”) issued by the Company. The number of shares of our common stock reserved for future issuance under the Company’s Omnibus Plan, 2021 Equity Incentive Plan, as amended (the “2021 Plan”), and the Company’s 2021 Employee Stock Purchase Plan, as amended (the “ESPP” and collectively with the Omnibus Plan and the 2021 Plan, the “Equity Plans”), will be adjusted to reflect the Reverse Stock Split. The adjustments under the Reverse Stock Split will result in approximately the same exercise price being paid upon the exercise of such options, and approximately the same value of the shares of our common stock being delivered upon the exercise of such options and upon the vesting and settlement of such RSUs and PSUs, immediately preceding and immediately following the Reverse Stock Split. Specifically, it is expected that the number of shares subject to outstanding awards under the Equity Plans will be adjusted in each case equal to the product of the number of shares subject to the applicable award immediately prior to the Reverse Stock Split multiplied by the Final Ratio (rounded up to the nearest whole share), that the exercise price of any stock option will be adjusted to equal the quotient of the number of shares subject to the applicable stock option immediately prior to the Reverse Stock Split divided by the Final Ratio (rounded up to the nearest whole cent) and the number of shares of our common stock that could be acquired upon the exercise of each outstanding option would be rounded up to the nearest whole share. Additionally, any stock price goal of any outstanding PSUs will be adjusted in each case equal to the product of the applicable price goal in effect immediately prior to the Reverse Stock split multiplied by the Final Ratio (rounded up to the nearest whole cent). As of the Record Date, there were outstanding (i) stock options to purchase an aggregate of 161,397 shares of common stock at a weighted average exercise price of $11.35 per share, (ii) RSUs representing the right to acquire an aggregate of 2,889,681 shares of common stock, and (iii) PSUs representing the right to acquire an aggregate of 2,511,571 shares of common stock. Assuming, for example, a 1-for-10 Reverse Stock Split, the number of shares covered by outstanding options, RSUs and PSUs will be reduced to one-tenth the number currently issuable, the exercise price of outstanding options will be increased by ten times the current exercise price, and the stock price performance goal of outstanding PSUs will be increased by ten times the current stock price goal.
Treatment of Fractional Shares
No fractional shares of common stock will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Final Ratio determined by the Board, will be entitled to receive such number of shares of common stock rounded up to the nearest whole number. In any event, cash will not be paid for fractional shares. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to have the holder's fractional interest rounded up to the nearest whole number.
By approving the Certificate of Amendment effecting the Reverse Stock Split, stockholders will be approving the combination of any whole number of issued common stock between and including two and twenty-two shares into one share of common stock.
Accounting Matters
The par value of the common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.
Possible Disadvantages of Reverse Stock Split
Even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the Reverse Stock Split:
•
Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from Nasdaq for other reasons.

•	The reduced number of outstanding shares of common stock resulting from the Reverse Stock Split could adversely affect the liquidity of our common stock.

•
Based on the experience of certain other companies that have effected reverse stock splits, the Reverse Stock Split could result in a devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis.

•
The Reverse Stock Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of common stock. These odd lots may be more difficult to sell than common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Stock Split.

•
There can be no assurance that the market price per new share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. For example, based on the closing market price of our common stock on the Record Date of $0.45 per common stock, if the stockholders approve this proposal and the Board selects and implements a Final Ratio of 1-for-10, there can be no assurance that the post-split market price of our common stock would be $4.50 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•
While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•
If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

•
The implementation of the Reverse Stock Split will effectively result in an increase in the authorized number of shares of common stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications by permitting issuances that would dilute the ownership of a person seeking to effect a hostile takeover or increase its percentage ownership. This Proposal 3 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt.

Continued SEC Reporting Requirements and Stock Listing
After the effective time of the Reverse Stock Split, we would continue to be subject to periodic reporting and other requirements of the Exchange Act, and our common stock would continue to be listed on Nasdaq if we regain compliance with the minimum bid price required by Nasdaq.
New CUSIP
After the effective time of the Reverse Stock Split, the post-Reverse Stock Split shares of our common stock would have new CUSIP numbers. A CUSIP number is used to identify the company’s equity securities.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the Certificate of Amendment with the Secretary of State of the State of Delaware. Even if the Reverse Stock

Split is approved by our stockholders, our Board has discretion not to carry out or to delay the timing of carrying out the Reverse Stock Split. Upon the filing of the Certificate of Amendment, all the old common stock will be converted into new common stock as set forth in the Certificate of Amendment.
As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of common stock in a book-entry form, your shares will be exchanged automatically into post-split shares without further action by you as soon as practicable after the effective time of the Reverse Stock Split.
Some stockholders hold their common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split common stock for a statement of holding.
Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Final Ratio determined by the Board, will be entitled to receive such number of shares of common stock rounded up to the nearest whole number as described above under “Treatment of Fractional Shares.”
No Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to dissenter’s or appraisal rights with respect to our proposed Certificate of Amendment to effect the Reverse Stock Split and we will not independently provide our stockholders with any such right.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of our common stock who hold their common shares, both before and after the Reverse Stock Split, as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally property held for investment). This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below.
This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This discussion does not address the tax consequences which may apply to stockholders subject to special rules, such as financial institutions, insurance companies, tax-exempt organizations, dealers in securities, real estate investment trusts, regulated investment companies, stockholders who hold their pre-Reverse Stock Split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), stockholders who have a functional currency other than the U.S. dollar, partnerships, S corporations or other entities or arrangements classified as partnerships, grantor trusts, or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, conversion transaction or other integrated or risk reduction transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, or stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the application of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our common stock. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:
•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. In general, the U.S. federal income tax consequences of a Reverse Stock Split will vary depending upon whether a U.S. Holder receives a full share in lieu of a fractional share for its pre-Reverse Stock Split common stock. A U.S. Holder generally should not recognize gain or loss upon the receipt of the Company’s common stock in the Reverse Stock Split except with respect to any additional fractions of a share of the Company’s common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the reduced number of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split common stock and such U.S. Holder’s holding period in the reduced number of shares will include the holding period in its pre-Reverse Stock Split common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the common stock surrendered to the common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where common stock were acquired at different times or at different prices.
No gain or loss will be recognized by Lulus as a result of the proposed Reverse Stock Split.
Tax Implications of Treatment of Fractional Shares
A U.S. Holder who holds a number of shares of common stock not evenly divisible by the Final Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.
Vote Required
This proposal requires the affirmative vote of the majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the Reverse Stock Split Proposal, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to our Fourth Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split of our common stock, using a split ratio of not less than 1-for-2 and not more than 1-for-22, with the exact ratio to be determined in the sole discretion of our Board of Directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our Board of Directors in its sole discretion within one year of the date the proposal is approved by stockholders.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) for the fiscal year ended December 29, 2024 and has discussed these financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024.
Dara Bazzano (Chair)
John Black
Anisa Kumar

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees in connection with professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, for each of the last two fiscal years:

	Fiscal Years Ended
Fee Category	December 29, 2024	December 31, 2023
Audit Fees	$1,470,300	$1,357,197
Audit Related Fees	$1,895	$1,895
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,472,195	$1,359,092

Audit Fees
Audit fees for the fiscal year ended December 29, 2024 included fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including consultation on accounting matters directly related to the audit.
Audit fees for the fiscal year ended December 31, 2023 included fees and related expenses for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC, including review of our Registration Statement filed with the SEC on Form S-8 and consultation on accounting matters directly related to the audit.
Audit Related Fees
Audit related fees for the fiscal years ended December 29, 2024 and December 31, 2023 included the cost of a subscription to an accounting research tool for both the fiscal years.
Tax Fees
There were no such fees for the fiscal years ended December 29, 2024 and December 31, 2023.
All Other Fees
There were no such fees for the fiscal years ended December 29, 2024 and December 31, 2023.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed during the fiscal years ended December 29, 2024 and December 31, 2023.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Crystal Landsem	41	Chief Executive Officer and Director
Mark Vos	55	President and Chief Information Officer
Tiffany Smith	49	Chief Financial Officer
Laura Deady Holt	41	Chief Merchandising Officer

Crystal Landsem
The biographical information for Ms. Landsem is included above in Proposal 1 - Election of Directors.
Mark Vos
Mr. Vos has served as our President since March 2023 and Chief Information Officer since January 2018. Mr. Vos served as our Co-President from July 2020 to March 2023. Prior to that, Mr. Vos held roles of increasing responsibility at the Company since October 2015. Previously, Mr. Vos was the Co-Founder and Chief Executive Officer of sqwrl LLC, a consulting and project management services firm, from July 2015 to March 2016. He also served as Senior Director of Engineering at 11 Main, an Alibaba Group Company, from December 2013 to July 2015. Mr. Vos holds a Masters in International Management from Universität zu Köln, Germany and a MSc in Business Administration from Erasmus University Rotterdam, The Netherlands.
Tiffany Smith
Ms. Smith has served as our Chief Financial Officer since March 2023. Ms. Smith joined Lulus in April 2021 as Vice President of Finance, overseeing all aspects of accounting, internal and external financial reporting, tax and external audits. She also managed the critical financial reporting aspects leading up to the Company’s IPO in November 2021. Previously, Ms. Smith held finance leadership roles at several consumer facing retail and e-commerce companies, including as the VP, Controller of Fashion Nova from September 2020 to April 2021 and the VP of Finance of Hot Topic from September 2018 to July 2020. She also spent over ten years in various finance leadership positions at Nordstrom from January 2008 to September 2018, including as the Controller of Nordstrom’s online, off-price division, and as the Director of Internal Audit. Prior to joining Nordstrom, she held various audit and accounting roles of increasing responsibility in other industries and at other companies, including Deloitte & Touche LLP. Ms. Smith holds a CPA license in California and received an M.B.A. degree in Business Administration with an emphasis in Accounting and Finance from University of Michigan Ann Arbor and a B.S. degree in Finance from Oakland University.
Laura Deady Holt
Ms. Deady Holt (formerly Ms. Deady) has served as our Chief Merchandising Officer since January 2024. From April 2021 to January 2024, Ms. Deady Holt served as Head of Buying and Merchandising, Senior Managing Director: Apparel, Accessories, Footwear and Vintage at Urban Outfitters. She held several senior leadership roles in buying and merchandising, including Senior Director of Merchandising, Women’s Apparel, Handbags and Accessories at Michael Kors from May 2019 to April 2021, Senior Global Merchant, Handbags and Accessories at Free People from April 2018 to May 2019 and multiple roles at Macy’s, including most recently as Director of Buying, Handbags and Accessories from December 2011 to April 2018. She received her Associates Degree in Fashion Marketing from Parsons the New School for Design, studied Fashion Marketing and Communication at the London College of Fashion and received her B.S. in Textiles, Merchandising, and Fashion Design from the University of Rhode Island.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, an Insider Trading Compliance Policy, a Policy for the Recovery of Erroneously Awarded Compensation and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Policy for the Recovery of Erroneously Awarded Compensation in the “Governance” section of our Investor Relations website at www.investors.lulus.com, or by writing to our Corporate Secretary at our office at 195 Humboldt Avenue, Chico, California 95928. Our Insider Trading Compliance Policy was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024.
Board Composition
Our Board of Directors currently consists of six members: Ms. Bazzano, Mr. Black, Mr. Karp, Ms. Kumar, Ms. Landsem and Ms. McCarthy. As set forth in our Fourth Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Each director will serve a three-year term, and subject to the special rights of the holders of one or more series of preferred stock to elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board of Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Fourth Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition ceases to be satisfied, only for cause.
Director Independence
Ms. Bazzano, Mr. Black, Ms. Kumar, and Ms. McCarthy each qualify as “independent” in accordance with the listing requirements of The NASDAQ Stock Market LLC (“Nasdaq”). Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Ms. Landsem is our Chief Executive Officer and that Mr. Karp is currently affiliated with H.I.G. Growth Partners, one of our significant stockholders. Following the expiration of Mr. Black’s contract with H.I.G. Growth Partners in June 2022, the Board of Directors determined that Mr. Black qualifies as independent under Nasdaq rules.

There are no family relationships among any of our directors or executive officers. Ms. Landsem, our Chief Executive Officer, and Mr. Vos, our President and Chief Information Officer, are involved in a personal relationship and share a personal residence. Our Board of Directors is informed of the relationship, and we have taken appropriate actions to ensure compliance with Company policies and procedures.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners - Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. H.I.G. Growth Partners has determined not to designate a candidate for nomination in connection with this Annual Meeting.
IVP Holdcos are entitled to designate for nomination by the Board one director if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. IVP Holdcos have determined not to designate a candidate for nomination in connection with this Annual Meeting.
In addition, H.I.G. Growth Partners, IVP Holdcos and CPPIB agreed to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors.
No Stockholder shall have any voting obligations after any time as such Stockholder beneficially owns in the aggregate less than ten percent of all issued and outstanding shares of common stock. As of April 16, 2025, entities affiliated with H.I.G. Growth Partners beneficially 32.1% of our common stock, entities affiliated with CPPIB beneficially owned 17.5% of our common stock and entities affiliated with IVP Holdcos beneficially owned 17.6% of our common stock.
The Stockholders Agreement terminates, as to each individual party but not collectively to all parties, upon the earliest to occur of any of the following (a) each of H.I.G. Growth Partners, the IVP Holdcos, and CPPIB ceasing to beneficially own any shares of common stock; and (b) the unanimous written consent of the Company and each of H.I.G. Growth Partners (if they continue to beneficially own any shares of common stock), each of the IVP Holdcos (if they continue to beneficially own any shares of common stock) and CPPIB (if they continue to beneficially own any shares of common stock). The rights and obligations of (i) H.I.G. Growth Partners under the Stockholders Agreement shall terminate upon H.I.G. Growth Partners ceasing to beneficially own any shares of common stock; (ii) the IVP Holdcos under the Stockholders Agreement shall terminate upon the IVP Holdcos ceasing to beneficially own any shares of common stock; and (iii) CPPIB under the Stockholders Agreement shall terminate upon CPPIB ceasing to beneficially own any shares of common stock.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board of Directors and filling vacancies on the Board of Directors. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Our Class I Director nominees were recommended or first joined our Board of Directors as follows: (i) Ms. Bazzano was recommended by a third-party search firm; (ii) Mr. Black was recommended by entities affiliated with H.I.G. Growth Partners, one of our significant stockholders, pursuant to the Stockholders Agreement, and served on our Board of Directors since October 2017, prior to the Company’s initial public offering; and (iii) Ms. McCarthy was recommended by a former member of our Board of Directors.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation; background and perspective, including, but not limited to, with respect to specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with written consent by the potential director candidate to being named in the proxy statement, a description of any direct or indirect material interest in any material contract or agreement between the stockholder nominating the potential director candidate and the potential director candidate, and appropriate biographical information and background materials, including a completed and signed questionnaire, representation and agreement, as provided in Lulus’ Amended and Restated Bylaws to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Board Chair consider to be important for the directors to know. The Corporate Secretary will not forward to the directors communications received which are of a personal nature or not related to the duties and responsibilities of the Board of Directors, including, without limitation, mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, personal grievances, opinion surveys, and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board of Directors, any committee of the Board of Directors, any individual director, or any group of directors (such as our independent directors) should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Board Chair and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently separate the positions of Board Chair and Chief Executive Officer, and our Board of Directors recently appointed Ms. Bazzano as our independent Board Chair, effective March 31, 2025. Ms. Bazzano replaced Mr. Black as our Board Chair, who served since March 6, 2024, the expiration of the term of David McCreight, the Company’s former Executive Chair. Mr. Black continues to serve as a director and as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In appointing Ms. Bazzano as the Board Chair, the Board of Directors determined that doing so would serve the best interests of the stockholders as it would promote a number of important objectives: it would provide important continuity to Board leadership as Ms. Bazzano has served on the Board of Directors since 2022, emphasize the Board’s commitment to independent governance of the Company, and add a substantial strategic perspective to the Chair position given Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, and relevant business experience in management, business operations, human capital management and ESG compliance. In making these judgments, the Board of Directors took into account its evaluation of Ms. Bazzano’s performance on the Board of Directors and the strategic perspective and experience she brings from her current and past experience as an executive officer of public companies. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.
Our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. At times when the Board Chair is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a Lead Independent Director. We do not currently have a Lead Independent Director as our Board Chair qualifies as independent. We believe the current structure of the Board of Directors supports the risk oversight functions described below through our independent directors at the Board level and independent leadership at the Board committee level with ultimate oversight by the full Board of Directors led by our independent Chair.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management reviews and discusses strategic and operational risks at regular management meetings. Throughout the year, senior management reviews and discusses these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations and/or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and also oversees management of financial and cybersecurity risks and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and environmental, social and governance framework. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors has an active role in overseeing management of the Company’s risks and is regularly informed through committee reports about such risks. The Board of Directors does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Business Conduct and Ethics can be found on our Investor Relations website, www.investors.lulus.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Compliance Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from, among other things, purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards applicable to the Company. A copy of our Insider Trading Policy is filed as Exhibit 19 to our most recent Annual Report on Form 10-K.
Policy for the Recovery of Erroneously Awarded Compensation
Based on the recommendation of the Compensation Committee, our Board of Directors approved a Policy for the Recovery of Erroneously Awarded Compensation (“Clawback Policy”) in compliance with the SEC’s and Nasdaq’s rules. Our Clawback Policy requires the repayment of certain cash and equity-based incentive compensation provided to current or former executive officers in connection with a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.
Attendance by Members of the Board of Directors at Meetings
There were ten (10) meetings of the Board of Directors during the fiscal year ended December 29, 2024. During fiscal 2024, all incumbent directors attended at least 75% of the aggregate of (i) all meetings of the Board of Directors; and (ii) all meetings of the committees on which the director served during the period in which he or she served as a member.
Under our Corporate Governance Guidelines, which are available on our Investor Relations website at www.investors.lulus.com, a director is expected to spend the time and effort necessary to properly discharge their responsibilities.
Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Board Chair or chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the annual meeting of stockholders; however, we strongly encourage our directors to attend. Seven of our directors at the time, including four of our incumbent directors, attended the 2024 annual meeting of stockholders.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE
At Lulus, we believe in being responsible business stewards and strive to understand the impact that our business has on our community and the planet. With this in mind, we aim to shape Lulus’ growth with responsibility and ethics, prioritizing the customer and employee experience.
PEOPLE
People are at the core of our values. We support our employees, our customers, our suppliers, the individuals who make our products, and our communities. We are proud of both the internal employee experience and the way we work with suppliers around the world, governed by policies to support our high labor standards, such as our Vendor and Supplier Code of Conduct, available on our Investor Relations website at www.investors.lulus.com.
THE PLANET
At Lulus, we understand that our business has an impact on the environment, and as we scale, we have a responsibility to find ways to do so in a more sustainable manner. We have been conducting Scope 1 and Scope 2 GHG emissions assessments since calendar year 2021, to establish a baseline and begin developing goals for improvement.
COMMITMENT TO TRANSPARENCY
Lulus is committed to building and maintaining a governance structure that prioritizes good governance and transparency for all our stakeholders.
Data Privacy. Protecting our customers’ data and giving them control over how it is used is central to our business strategy. We are constantly evaluating, updating, and improving our processes and technology to provide a secure online shopping experience. For more on our privacy practices, see our Privacy Policy located at www.lulus.com/customerservice/privacypolicy.
Responsible Business Practices and Reporting. We are committed to responsible business practices and providing our stakeholders with insight into our Company policies. Lulus’ ESG efforts are overseen by our Board of Directors through our Nominating and Corporate Governance Committee. For more information on our corporate governance policies and committee charters, please visit our Investor Relations website at www.investors.lulus.com.
Board Independence. The majority of our Board of Directors is independent, and our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are 100% independent.

COMMITTEES OF THE BOARD
Our Board of Directors has established three standing committees: Audit, Compensation and Nominating and Corporate Governance. Each committee operates under a written charter that has been approved by our Board of Directors.
The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Dara Bazzano	Chair
John Black
Anisa Kumar			Chair
Kelly McCarthy		Chair

Audit Committee
Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•	reviewing and discussing annual audited and quarterly financial statements with management and the independent auditor;
•	reviewing and discussing earnings releases and earnings guidance;
•	overseeing the implementation of the Company’s risk assessment and risk management policies;
•	overseeing cybersecurity disclosures and related controls and procedures for fulfilling applicable regulatory reporting;
•	establishing procedures for the receipt, retention and treatment of complaints received by the Company;
•	reviewing the Company’s Code of Business Conduct and Ethics;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the Audit Committee Report required by the SEC rules (which is included on page 24 of this proxy statement).
The Audit Committee Charter is available on our Investor Relations website at www.investors.lulus.com. The Audit Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The members of the Audit Committee are Ms. Bazzano, Mr. Black and Ms. Kumar. Ms. Bazzano serves as the Chair of the Audit Committee. Michael Mardy previously served on the Audit Committee and as the Audit Committee Chair until he resigned from the Board of Directors on September 4, 2024. On the same date, Ms. Kumar was appointed to the Audit Committee to replace Mr. Mardy, and Ms. Bazzano was appointed the Audit Committee Chair. Our Board has affirmatively determined that each of Ms. Bazzano, Mr. Black and Ms. Kumar is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and that each of Ms. Bazzano, Mr. Black and Ms. Kumar meet the independence requirements of the Nasdaq rules, including those related to Audit Committee membership. Our Board affirmatively determined that Mr. Mardy was independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and met the independence requirements of the Nasdaq rules when he was on the Audit Committee.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that each of Ms. Bazzano and Mr. Black qualifies as an

“audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq requirement that the Audit Committee have a financially sophisticated member. Our Board determined that Mr. Mardy also qualified as an “audit committee financial expert” when he was on the Audit Committee.
The Audit Committee met fifteen (15) times in 2024.
Compensation Committee
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
•
reviewing and approving, or recommending for approval by the Board of Directors, policies and procedures with respect to the clawback or recoupment of compensation from the Company’s current or former officers who have received compensation, including with respect to the Company’s Policy for the Recovery of Erroneously Awarded Compensation;

•	reviewing and approving all employment agreements and severance agreements of the Company’s executive officers;
•	overseeing the Company’s succession planning;
•
assisting the Board of Directors in its oversight of human capital management, including recruiting, retention, attrition, talent management, career development and progression, succession, and employee relations;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required by SEC rules; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee Charter, which is available on our Investor Relations website at www.investors.lulus.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Since fiscal year 2021, the Compensation Committee has engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Ms. Bazzano, Mr. Black and Ms. McCarthy. Ms. McCarthy serves as the Chair of the Compensation Committee. Mr. Black previously served as the Chair of the Compensation Committee from June 13, 2023 until March 6, 2024, when he transitioned into the role of Chair of our Board of Directors. Ms. Kumar and Mr. Mardy served on the Compensation Committee until September 4, 2024, when Mr. Mardy resigned from the Board of Directors and the size of the Compensation Committee was reduced to two members. Mr. Black subsequently re-joined the Compensation Committee on March 31, 2025, when the size of the Compensation Committee increased to three members, and Ms. Bazzano transitioned into the role of Board Chair. Each of Ms. Bazzano, Mr. Black and Ms. McCarthy qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, and each of Ms. Kumar and Mr. Mardy qualified as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act when each was on the Compensation Committee.
The Compensation Committee met five (5) times in 2024.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become board members;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
•
developing and recommending to the Board of Directors corporate governance principles, and reviewing and recommending to the Board of Directors proposed changes to our corporate governance guidelines from time to time;

•	reviewing the Board’s committee structure and recommending to the Board directors to serve as committee members;
•	reviewing the Board’s leadership structure and recommending to the Board changes to the leadership structure;
•
reviewing and making recommendations to corporate governance matters, including but not limited to, the Company’s certificate of incorporation, bylaws, the Code of Business Conduct and Ethics and the charters of other committees;

•	developing, evaluating and maintaining a Board Skills Matrix that identifies the experience and skills required for the Board and the experience and skills possessed by the current Board members;
•	overseeing an annual evaluation of the Board of Directors and its committees; and
•	reviewing and providing oversight with respect to the Company’s strategy, initiatives and policies related to ESG matters, risks, and opportunities.
The Nominating and Corporate Governance Committee Charter is available on our Investor Relations website at www.investors.lulus.com. The Nominating and Corporate Governance Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders in accordance with the requirements set forth in our Amended and Restated Bylaws.
The members of our Nominating and Corporate Governance Committee are Mr. Black, Ms. Kumar and Ms. McCarthy. Ms. Kumar joined the Nominating and Corporate Governance Committee on September 4, 2024 and serves as the Chair of the Nominating and Corporate Governance Committee. Ms. Sheu and Ms. Bazzano previously served on the Nominating and Corporate Governance Committee until September 4, 2024, when Ms. Sheu resigned from the Board of Directors and the size of the Nominating and Corporate Governance Committee was reduced to two members. Mr. Black previously served on the Nominating and Corporate Governance Committee until March 6, 2024, when he transitioned into the role of Chair of our Board of Directors. Mr. Black subsequently re-joined the Nominating and Corporate Governance Committee on March 31, 2025, when the size of the Nominating and Corporate Governance Committee increased to three members and Ms. Bazzano transitioned into the role of Board Chair.
The Nominating and Corporate Governance Committee met four (4) times in 2024.

Technology and Innovation Committee
Effective January 1, 2024, our Board of Directors formed a Technology and Innovation Committee to oversee jointly, alongside the Audit Committee, matters of technology, innovation, cybersecurity and information security. The Technology and Innovation Committee was dissolved on September 4, 2024 as part of the Company’s cost reduction efforts and restructuring of the Board of Directors. The Technology and Innovation Committee’s responsibilities were redistributed to the Audit Committee.
The members of our Technology and Innovation Committee were Ms. Bazzano, Ms. Kumar, Caroline Sheu and Kira Yugay.
The Technology and Innovation Committee met three (3) times in 2024.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our 2024 named executive officers (“NEOs”). As an emerging growth company as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
We seek to ensure that the total compensation paid to our NEOs is reasonable and competitive. Compensation of such executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives. Our NEOs are employed by our indirect subsidiary, Lulu’s Fashion Lounge, LLC. Before the completion of our initial public offering, all employee compensation matters were decided by our Board of Directors, except for grants of Class P Units of Lulu’s Holdings, L.P. (the “LP”), which were made by the board of managers of the LP. Since the closing of our initial public offering, all compensation matters with respect to our NEOs have been determined by our Board of Directors or our Compensation Committee. All references to “we,” “us,” “our,” the “Company” or similar phrases in this Executive Compensation section refer to the Company and the LP (as applicable) for actions taken prior to the completion of our initial public offering, and to the Company for actions taken on and after the completion of our initial public offering.
Our NEOs for 2024 were as follows:
•	Crystal Landsem, Chief Executive Officer;
•	Tiffany Smith, Chief Financial Officer; and
•	Mark Vos, President and Chief Information Officer.

2024 Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for fiscal 2024 and fiscal 2023.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Crystal Landsem Chief Executive Officer(3)	2024	550,769	—	—	—	—	72,910	623,679
	2023	496,909	—	10,379,642(4)	—	—	13,200	10,889,751
Tiffany Smith Chief Financial Officer(5)	2024	431,582	—	385,000(6)	—	—	13,350	829,932
	2023	378,437	—	385,000(7)	—		12,194	775,631
Mark Vos President and Chief Information Officer	2024	521,338	—	1,877,400(8)	—	—	13,800	2,412,538
	2023	470,000	—	—	—	—	13,200	483,200

The following supplemental table restates the fiscal 2024 and 2023 reportable compensation to reflect compensation as reported on IRS Form W-2 for Ms. Landsem, Mr. Vos and Ms. Smith. In the “Restricted Stock Unit Awards” column below, we include the stock award income reported relating to awards that vested during calendar years 2024 and 2023, rather than the aggregate grant date fair value of awards for accounting purposes during each year. We believe this supplemental table is more representative of the realized compensation in fiscal 2024 and 2023. This supplemental table is presented for informational purposes only and is not presented in accordance with SEC requirements.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Restricted Stock Unit Awards ($)	Performance Stock Unit Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Crystal Landsem Chief Executive Officer(3)	2024	550,769	—	895,567(9)	—(11)	—	—	72,910	1,519,246
	2023	496,909	—	1,076,268(10)	—(11)	—	—	13,200	1,586,377
Tiffany Smith Chief Financial Officer(5)	2024	431,582	—	106,593(12)	—	—	—	13,350	551,525
	2023	378,437	—	34,194(13)	—	—	—	12,194	424,825
Mark Vos President and Chief Information Officer	2024	521,338	—	875,385(14)	—(16)	—	—	13,800	1,410,523
	2023	470,000	—	576,079(15)	—	—	—	13,200	1,059,279

(1)	No performance bonuses were paid to our NEOs for fiscal 2023 and 2024. See the section titled “2024 Bonuses” below.
(2)
In fiscal 2024, amounts for Mr. Vos and Ms. Smith represent Company matching contributions under our 401(k) plan. In fiscal 2024, Ms. Landsem’s other compensation amount includes $13,800 of Company matching contributions under our 401(k) plan and a temporary monthly housing allowance totaling $59,110 (pre-tax). In fiscal 2023, amounts represent Company matching contributions under our 401(k) plan.

(3)	Ms. Landsem was appointed Chief Executive Officer effective March 6, 2023.
(4)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Ms. Landsem for fiscal 2023 represents the aggregate grant date fair value of RSUs and PSUs granted under the terms of her CEO Employment Agreement, which was intended to represent approximately three-years’ worth of equity grants. Under the terms of Ms. Landsem’s CEO Employment Agreement (defined below), she received an award of 1,811,573 RSUs, which vests quarterly through December 31, 2026. Ms. Landsem also received an award of 1,811,573 PSUs, which vests annually through March 5, 2026, provided the volume-weighted average price of the Company’s common stock over trailing ten (10) trading days (“10-Day VWAP”) equals or exceeds $7.50, $10.00 and $12.50, respectively, and is subject to continued service requirements. As of April 16, 2025, none of the PSUs have vested.

(5)	Ms. Smith was appointed Chief Financial Officer effective March 6, 2023.
(6)
Represents the aggregate grant date fair value of RSUs granted on February 16, 2024. The grant date fair value reflects the monetary value of the $385,000 RSU award, which vests annually through March 15, 2027. The RSUs have a grant date of February 16, 2024 for accounting purposes in accordance with FASB ASC Topic 718. The number of RSUs subject to the $385,000 RSU award became determinable on February 16, 2024.

(7)
The amount reported for Ms. Smith for fiscal 2023 represents the aggregate grant date fair value of RSUs granted under the terms of her CFO Employment Agreement (defined below) on March 8, 2023. The grant date fair value reflects the monetary value of the $385,000 RSU award, which vests annually through March 6, 2026. The RSUs have a grant date of March 8, 2023 for accounting purposes in accordance with FASB ASC Topic 718. The number of RSUs subject to the $385,000 RSU award became determinable on March 17, 2023.

(8)
For accounting purposes in accordance with FASB ASC Topic 718, the amount reported for Mr. Vos for fiscal 2024 represents the aggregate grant date fair value of RSUs and PSUs granted under the terms of his 2024 President & CIO Employment Agreement

(defined below) on January 9, 2024. Under the terms of Mr. Vos’ 2024 President & CIO Employment Agreement, he received a signing award of 300,000 RSUs, which vests quarterly through December 31, 2026 and an annual award of 360,000 RSUs that vested quarterly through December 31, 2024. Mr. Vos also received an award of 300,000 PSUs, which vests on the date when both of the following have occurred: (i) Performance Achievement: the 10-Day VWAP of the Company’s common stock equals or exceeds $7.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos’ employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2024. As of April 16, 2025, none of the PSUs have vested.
(9)	Amounts represent the stock award income reported on Ms. Landsem’s 2024 IRS Form W-2 related to the vesting of certain of her RSUs associated with the CEO Employment Agreement on March 5, 2023.
(10)	Amounts represent the stock award income reported on Ms. Landsem’s 2023 IRS Form W-2 related to the vesting of certain of her RSUs associated with the CEO Employment Agreement on March 5, 2023.
(11)
In fiscal 2023, the employment date service condition and the volume-weighted average share price market condition for vesting were not eligible to be met, resulting in no stock award income being reported on Ms. Landsem’s 2023 IRS Form W-2 related to the PSUs. Subsequent to fiscal 2023, the service condition was met on March 5, 2024 due to Ms. Landsem’s continued employment. However, the market condition related to the 10-Day VWAP being equal to or exceeding $7.50 or $10.00 has not been met; thus, no stock award income has been earned as of April 16, 2025.

(12)
Amounts represent the stock award income reported on Ms. Smith’s 2024 IRS Form W-2, related to the vesting of RSUs associated with her RSU awards granted on March 30, 2022 and March 8, 2023. As of December 29, 2024, 16,666 RSUs from the March 30, 2022 award had vested, and 53,696 RSUs from the March 8, 2023 award had vested.

(13)
Amounts represent the stock award income reported on Ms. Smith’s 2023 IRS Form W-2, related to the vesting of RSUs associated with her RSU awards on January 4, 2022 and March 30, 2022. As of December 31, 2023, the RSUs from the January 4, 2022 award had vested, and 8,333 RSUs from the March 30, 2022 award had vested.

(14)
Amounts represent the stock award income reported on Mr. Vos’ 2024 IRS Form W-2 related to the vesting of certain of his RSUs associated with the “signing” and “year one” RSU awards granted on January 9, 2024 under the 2024 President & CIO Employment Agreement. As of December 29, 2024,175,000 RSUs associated with the signing RSU award had vested, and 270,000 RSUs associated with the year one RSU award had vested.

(15)
Amounts represent the stock award income reported on Mr. Vos’ 2023 IRS Form W-2 relates to the vesting of certain of his RSUs associated with the IPO (described under the section titled “Ms. Landsem's and Mr. Vos’ IPO-Related RSUs”).

(16)
In fiscal 2024, the employment date service condition and the volume-weighted average share price market condition for vesting were not eligible to be met resulting in no stock award income being reported on Mr. Vos’ 2024 IRS Form W-2 related to the PSUs. Subsequent to fiscal 2024, the service condition was met on December 31, 2024 due to Mr. Vos’ continued employment. However, the market condition related to the 10-Day VWAP being equal to or exceeding $7.50 has not been met; thus, no stock award income has been earned as of April 16, 2025.

Narrative to Summary and Supplemental Compensation Tables
2024 Salaries
Our NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salaries of our NEOs are reviewed from time to time and adjusted when our Compensation Committee determines an adjustment is appropriate.
Effective August 12, 2024, our NEOs agreed to a four percent decrease in base salary as part of our cost reduction initiatives. Ms. Landsem’s annual base salary decreased from $500,000 to $480,000. Mr. Vos’ annual base salary decreased from $470,000 to $451,200. Ms. Smith’s annual base salary decreased from $385,000 to $369,600.
2024 Bonuses
We maintain an annual performance-based bonus program in which Ms. Landsem, Mr. Vos and Ms. Smith participated in 2024. The 2024 annual bonuses were targeted at (i) 80% of Ms. Landsem’s base salary; (ii) $300,000 for Mr. Vos; and (iii) 50% of Ms. Smith’s base salary.
Our corporate performance objectives for NEOs under our 2024 bonus plan were comprised entirely of achievement of certain net revenue and Adjusted EBITDA targets. Following its review and determinations of corporate performance for 2024, our Compensation Committee and Board of Directors determined that the financial targets were not achieved. As a result, our NEOs did not receive bonuses for 2024 performance.
Equity-Based Compensation
In connection with our initial public offering in November 2021, we adopted the Omnibus Plan and the ESPP. In connection with the adoption of the Omnibus Plan, we ceased granting awards under our 2021 Plan.
Ms. Landsem’s and Mr. Vos’ IPO-Related RSUs
On January 4, 2022, Ms. Landsem and Mr. Vos received grants of 488,722 RSUs and 488,724 RSUs, respectively, which vested in eight equal quarterly installments from April 2022 to April 2024. These grants were related to the successful completion of the Company’s IPO and are not otherwise part of our regular executive compensation program.
Ms. Landsem’s Equity Awards under CEO Employment Agreement
On March 5, 2023, the Company entered into an employment agreement with Ms. Landsem for her service as Chief Executive Officer (the “CEO Employment Agreement”), which became effective on March 6, 2023. On March 6, 2023, Ms. Landsem received a grant of 1,811,572 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, which vest in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement and are subject to Ms. Landsem’s continued employment. On March 6, 2023, Ms. Landsem also received a grant of 1,811,573 PSUs, pursuant to the terms of the CEO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, which vest annually through March 5, 2026, provided the volume-weighted average price of the Company’s common stock over trailing ten (10) trading days (“10-Day VWAP”) equals or exceeds $7.50, $10.00 and $12.50, respectively, and her continued employment.
Mr. Vos’ Equity Awards under Employment Agreement
On January 9, 2024, the Company entered into a second amendment to the employment agreement with Mr. Vos (the “2024 President & CIO Employment Agreement”) under which he received an initial grant of 660,000 RSUs, subject to various vesting schedules as set forth in the 2024 President & CIO Employment Agreement and his continued employment. Under the 2024 President & CIO Employment Agreement, Mr. Vos also received a grant of 300,000 PSUs on January 9, 2024, which vest subject to the achievement of certain 10-Day VWAP price targets of the Company’s common stock and his continued employment.

Ms. Smith’s Equity Awards under CFO Employment Agreement
On March 8, 2023, the Company entered into an employment agreement with Ms. Smith for her service as Chief Financial Officer (the “CFO Employment Agreement”), which governs her employment terms effective as of March 6, 2023. Under the terms of the CFO Employment Agreement, Ms. Smith received a $385,000 RSU award, under which 161,088 RSUs were granted in two parts, with 118,025 and 43,063 RSUs granted on March 17, 2023, and April 30, 2023, respectively, pursuant to the terms and requirements of the applicable RSU Award Agreement and the Omnibus Plan, and subject to Ms. Smith’s continued employment under the terms of the CFO Employment Agreement. In combination, the RSUs vest in three equal installments on March 8, 2024, March 7, 2025, and March 6, 2026.
On February 16, 2024, Ms. Smith received an award of 175,000 RSUs, which vest in equal installments over a three-year period, pursuant to the terms and requirements of the applicable RSU Award Agreement and the Omnibus Plan, and subject to Ms. Smith’s continued employment.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan (“401(k) plan”) for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Company matches 100% of each participating employee’s deferral up to a maximum of 4% of eligible compensation. The Company may make additional discretionary matching contributions up to 6% of eligible compensation. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
The Company provides limited perquisites to our NEOs when our Board, with input from the Compensation Committee, determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In fiscal 2024, the Company provided product discounts to our NEOs on the same basis as all of our full-time employees, as well as a temporary monthly housing allowance to one of our NEOs.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company does not have a written policy related to the timing of when equity awards are granted to our executive officers during the year. The Compensation Committee and Board currently approve grants of RSUs and PSUs to our executive officers and grants of RSUs to other key employees and the non-employee directors of our Board. The equity awards are made consistent with the terms of any applicable employment agreement, Compensation Committee and Board approval and the terms of the Non-Employee Director Compensation Program in the case of the directors. No stock options have been granted by us to our executive officers since 2021.
We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards held by our NEOs as of fiscal 2024 year-end.

		Option Awards				Stock Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Crystal Landsem	6/30/2023(3)	—	—	—	—	1,125,000	1,282,500
	3/5/2024(4)	—	—	—	—	1,811,571	2,065,191
Mark Vos	1/9/2024(5)	—	—	—	—	125,000	142,500
	3/31/2024(6)	—	—	—	—	90,000	102,600
	12/31/2024(7)	—	—	—	—	300,000	342,000
Tiffany Smith	4/2/2023(8)	—	—	—	—	8,334	9,501
	3/8/2024(9)	—	—	—	—	64,329	73,335
	3/6/2026(9)	—	—	—	—	43,063	49,092
	3/10/2025(10)	—	—	—	—	175,000	199,500

(1)	Represents RSU and PSU awards pursuant to the terms of the respective employment agreements.
(2)	Amount determined by multiplying the number of shares by $1.14, the closing price of our common stock at fiscal 2024 year end.
(3)	The RSUs vest in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in Ms. Landsem’s CEO Employment Agreement.
(4)
Ms. Landsem received an award of 1,811,573 PSUs on March 5, 2023. The PSUs vest annually through March 5, 2026, provided the 10-Day VWAP equals or exceeds $7.50, $10.00 and $12.50, respectively, and is subject to continued service requirements. As of April 16, 2025, no PSUs have vested.

(5)
Mr. Vos received a “signing RSU award” of 300,000 RSUs as set forth in the 2024 President & CIO Employment Agreement which vests as follows: 100,000 RSUs on January 9, 2024, with the remaining 200,000 RSUs vesting in 25,000 quarterly installments from March 31, 2024 through December 31, 2025.

(6)
Mr. Vos received a “year one RSU award” of 360,000 RSUs as set forth in the 2024 President & CIO Employment Agreement which vested in quarterly installments from March 31, 2024 through December 31, 2024.

(7)
Mr. Vos received a “year one PSU award” of 300,000 PSUs on January 9, 2024, which vests on the date when both of the following have occurred: (i) Performance Achievement: the 10-Day VWAP of the Company’s common stock equals or exceeds $7.50 on a date when Mr. Vos remains employed by the Company or within ninety (90) days following termination of Mr. Vos’ employment; and (ii) Service Achievement: Mr. Vos remains employed with the Company through December 31, 2024. As of April 16, 2025, none of the PSUs have vested.

(8)	The RSUs vest in three, equal installments on April 2, 2023, March 31, 2024, and April 6, 2025, subject to continued service requirements.
(9)
Ms. Smith’s RSU award per the terms of her CFO Employment Agreement. This RSU award was granted in two parts for an aggregate total of 161,088 RSUs, the combination of which vest in three, equal installments on March 8, 2024, March 7, 2025, and March 6, 2026, subject to continued service requirements.

(10)
Ms. Smith’s annual award of 175,000 RSUs granted on February 16, 2024. This RSU award vests in three equal installments on March 10, 2025, March 9, 2026, and March 15, 2027, subject to continued service requirements.

Executive Compensation Arrangements
Employment Agreements
Ms. Landsem’s CEO Employment Agreement
Ms. Landsem’s CEO Employment Agreement provides for a four-year term, commencing on March 6, 2023, and shall be automatically extended for additional one-year periods unless the Board or Ms. Landsem provides at least 60 days prior written notice that the term shall not be extended.
Under the terms of the CEO Employment Agreement, Ms. Landsem will serve as the Company’s Chief Executive Officer, reporting to the Board. The CEO Employment Agreement provides a base salary of $500,000, payable with the Company’s customary payroll practices.
The CEO Employment Agreement provides an annual bonus target equal to 80% of Ms. Landsem’s base salary for the 2023 fiscal year (with target amounts for fiscal years after 2023 determined by the

Compensation Committee, which shall in no event be less than a target of 80% of base salary), subject to her being employed with the Company on the date that the annual bonus is paid. The actual bonus amount may be greater or less than the target bonus based on performance against bonus key performance indicators which are to be reviewed annually and recommended by the Compensation Committee and approved by the Board.
Ms. Landsem received a grant of 1,811,572 RSUs pursuant to the terms of the CEO Employment Agreement, the applicable RSU Award Agreement and the Omnibus Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which vests in quarterly installments from June 30, 2023 through December 31, 2026 as set forth in the CEO Employment Agreement.
Ms. Landsem also received a grant of 1,811,571 PSUs pursuant to the terms of the CEO Employment Agreement, the applicable PSU Award Agreement and the Omnibus Plan, and subject to Ms. Landsem’s continued employment under the terms of the CEO Employment Agreement, which will vest as follows: (a) 603,857 PSUs will vest when both of the following have occurred (i) the 10-Day VWAP equals or exceeds $7.50, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2024; (b) 603,857 PSUs will vest when both of the following have occurred (i) the 10-Day VWAP equals or exceeds $10.00, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2025; and (c) 603,857 PSUs will vest when both of the following have occurred (i) the 10-Day VWAP equals or exceeds $12.50, and (ii) Ms. Landsem remains employed under the terms of the CEO Employment Agreement on March 5, 2026.
In the event that Ms. Landsem is terminated by the Company without Cause (as defined in the CEO Employment Agreement) or Ms. Landsem terminates for Good Reason (as defined in the CEO Employment Agreement) within (3) three months prior to or twelve (12) months following a Change in Control (as defined under the Omnibus Plan), the unvested RSUs will be 100% vested upon the consummation of a Change in Control and the PSUs will be vested based on achievement of the applicable performance criteria at the time of the Change in Control (based on the per share price that an acquirer has agreed to pay for the Company’s common stock) linearly interpolated between attainment levels.
With the exception of termination of Ms. Landsem’s employment due to her death, any termination of Ms. Landsem’s employment by the Company for any reason, or by Ms. Landsem for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CEO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Landsem without Good Reason, the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Ms. Landsem’s employment is terminated by the Company without Cause or by Ms. Landsem with Good Reason, then subject to Ms. Landsem’s continued compliance with the terms of the CEO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CEO Employment Agreement), Ms. Landsem will be entitled to the following severance in addition to the Accrued Rights (inclusive of the Accrued Bonus) (both as defined in the CEO Employment Agreement): (i) an aggregate amount equal to her then-current annual base salary for a period of twelve (12) months following the termination date; (ii) reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Landsem becomes eligible for medical coverage provided by a new employer, subject to Ms. Landsem timely electing COBRA; (iii) one hundred percent (100%) vesting of any unvested portion of Ms. Landsem’s January 4, 2022 RSU award; and (iv) any equity-based incentive award(s) that would have vested during the ninety (90) day period immediately following the date of such termination of employment shall immediately become fully vested.
Under the CEO Employment Agreement, Ms. Landsem is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company’s intellectual property.
Under the CEO Employment Agreement, Ms. Landsem acknowledges that the Company may be entitled or required by law, the Company’s clawback policy or the requirements of a stock exchange to recoup compensation paid to Ms. Landsem pursuant to the CEO Employment Agreement or otherwise, and Ms. Landsem agrees to comply with any such request or demand for recoupment by the Company.

Mr. Vos’ Employment Agreement
On May 12, 2022, the Company entered into an employment agreement with Mark Vos, our President (former Co-President) and Chief Information Officer, which set forth the terms of his employment in such roles as follows:
•
Subject to earlier termination, the initial term of the agreement ends on December 31, 2023 and automatically renews for additional one year periods at the end of the then-current term unless either party elects not to renew the agreement with 60 days’ prior written notice.

•	Ms. Vos is entitled to receive an annual base salary of $470,000, subject to increase from time to time in the discretion of the Compensation Committee.
•
Mr. Vos is entitled to participate in the Company’s annual incentive plan and eligible to earn a cash bonus thereunder for each fiscal year of the Company ending during the term of the agreement, with an original target amount equal to 60% of Mr. Vos’ annual base salary.

•
In the event of the termination of Mr. Vos’ employment by the Company without “Cause” or by Mr. Vos for “Good Reason” (each as defined in the employment agreement), then subject to Mr. Vos’ continued compliance with the terms of the agreement and Mr. Vos’ execution, delivery and non-revocation of a release of claims (a form of which is attached to the agreement), Mr. Vos will be eligible to receive the following severance benefits: (i) continued payment of Mr. Vos’ then-current base salary for a period of 12 months following the termination date, subject to offset in the case of a “New Engagement” (as defined in the employment agreement); (ii) a pro-rated annual bonus for the year of termination, paid at the same time annual bonuses are paid to other Company executives; (iii) subject to Mr. Vos timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Mr. Vos begins a New Engagement; and (iv) 100% vesting acceleration of any unvested equity awards that were held by Mr. Vos as of the date the employment agreement was entered into.

•
If the Company elects not to renew the term of the employment agreement without cause, then subject to Mr. Vos’ continued compliance with the terms of the agreement and Mr. Vos’ execution, delivery and non-revocation of a release of claims (a form of which is attached to the agreement), the executive will be eligible to receive the following severance benefits: (i) continued payment of Mr. Vos’ then-current base salary for 12 months following the termination date, subject to offset in the case of a New Engagement; and (ii) subject to Mr. Vos timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Mr. Vos begins a New Engagement.

On March 5, 2023, the Company and Mr. Vos entered into an amendment to his employment agreement dated May 12, 2022, which primarily reflected the change in his title to President and Chief Information Officer and effected a change to his reporting structure so that Mr. Vos reported to the Executive Chair as of March 6, 2023.
On January 9, 2024, the Company entered into the 2024 President & CIO Employment Agreement. The 2024 President & CIO Employment Agreement reflects that Mr. Vos will continue in his role as President and Chief Information Officer for an initial term expiring on December 31, 2025, subject to automatic extensions for a one-year period unless either party provides the other with 60 days’ prior notice. Under the 2024 President & CIO Employment Agreement, Mr. Vos will report directly to the Chair or to a director or committee of the Board of Directors as determined by the Board of Directors at its sole discretion. On March 1, 2024, the Board of Directors determined that following the conclusion of Mr. McCreight’s service as Executive Chair on March 6, 2024, Mr. Vos would report directly to the new Chair of the Board of Directors. The 2024 President & CIO Employment Agreement amended the bonus section of Mr. Vos’ employment agreement dated May 12, 2022 so that Mr. Vos is still entitled to participate in the Company’s annual incentive plan and eligible to earn an annual bonus thereunder for each fiscal year of the Company ending during the term of the 2024 President & CIO Employment Agreement, but with a target amount equal to $300,000 per year.

Ms. Smith’s CFO Employment Agreement
On March 8, 2023, the Company entered into an employment agreement with Ms. Smith for her service as Chief Financial Officer (the “CFO Employment Agreement”), which governs her employment terms effective as of March 6, 2023. The CFO Employment Agreement provides for an initial term commencing on March 6, 2023 and ending on December 31, 2024; provided that the term shall be automatically extended for additional one-year periods unless the Company or Ms. Smith provides at least 60 days prior written notice that the term shall not be extended.
Under the terms of the CFO Employment Agreement, Ms. Smith serves as the Company’s Chief Financial Officer, reporting to the Company’s Chief Executive Officer. The CFO Employment Agreement provides a base salary of $385,000, payable with the Company’s customary payroll practices.
The CFO Employment Agreement provides an annual bonus target of 50% of Ms. Smith’s base salary, subject to Ms. Smith being employed with the Company on the date that the annual bonus is paid. The actual bonus attained may be greater or less than the target bonus based on achievement of the applicable performance goals and pursuant to the Company’s bonus policies and plans at that time.
Under the terms of the CFO Employment Agreement, Ms. Smith received an award of 161,088 RSUs, which were granted in two parts, with 118,025 and 43,063 RSUs granted on March 17, 2023, and April 30, 2023, respectively, pursuant to the terms and requirements of the applicable RSU Award Agreement and the Omnibus Plan, and subject to Ms. Smith’s continued employment under the terms of the CFO Employment Agreement. In combination, the RSUs vest in three equal installments on March 8, 2024, March 7, 2025, and March 6, 2026.
With the exception of termination of Ms. Smith’s employment due to her death, any termination of Ms. Smith’s employment by the Company for any reason, or by Ms. Smith for any reason, shall be communicated by a written notice of termination that indicates the specific termination provision in the CFO Employment Agreement being relied upon and specifies a termination date, which may be the date of the notice, except that in the event of a termination by Ms. Smith without Good Reason (as defined in the CFO Employment Agreement), the termination date shall not be less than sixty (60) days after such notice, unless otherwise agreed to by the parties.
If Ms. Smith’s employment is terminated by the Company without Cause (other than due to death or Disability) or by Ms. Smith for Good Reason, then subject to Ms. Smith’s continued compliance with the terms of the CFO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CFO Employment Agreement), Ms. Smith will be entitled to the following severance in addition to the Accrued Rights (all capitalized terms as defined in the CFO Employment Agreement): (i) her then-current annual base salary for a period of twelve (12) months following the termination date, subject to offset in the case of a New Engagement; (ii) a pro-rata bonus; and (iii) subject to Ms. Smith timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Smith begins a New Engagement (as defined in the CFO Employment Agreement). For non-renewal by the Company without Cause, then subject to Ms. Smith’s continued compliance with the terms of the CFO Employment Agreement and her execution, delivery and non-revocation of a release of claims (a form of which is attached to the CFO Employment Agreement), Ms. Smith will be entitled to the following severance in addition to the Accrued Rights: (i) her then-current annual base salary for a period of twelve (12) months following the termination date, subject to offset in the case of a New Engagement; and (ii) subject to Ms. Smith timely electing COBRA coverage, reimbursement for monthly COBRA premiums for a period ending on the earlier of the first anniversary of the termination date or the date on which Ms. Smith begins a New Engagement.
Under the CFO Employment Agreement, Ms. Smith is subject to restrictive covenants relating to non-disparagement, the Company’s confidential information and the Company’s intellectual property.
Under the CFO Employment Agreement, Ms. Smith acknowledges that the Company may be entitled or required by law, the Company’s clawback policy or the requirements of a stock exchange to recoup compensation paid to Ms. Smith pursuant to the CFO Employment Agreement, and Ms. Smith agrees to comply with any such request or demand for recoupment by the Company.

DIRECTOR COMPENSATION
The following table sets forth information concerning compensation earned by, paid or awarded to our non-employee directors during fiscal 2024.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Dara Bazzano	88,660(2)	102,223	—	190,883
John Black	64,018(2)	144,043	—	208,061
Evan Karp	—	—	—	—
Anisa Kumar	72,500(2)	102,223	—	174,723
Michael Mardy(4)	38,750	17,017	—	55,767
Kelly McCarthy	59,251(2)	102,223	—	161,474
David McCreight(4)	112,225(5)	43,398	—	155,623
Danielle Qi	—	—	—	—
Caroline Sheu(4),(6)	—	66,649	—	66,649
Kira Yugay(4)	—	—	—	—

(1)	Our non-employee directors held the following unvested equity awards as of fiscal 2024 year end:

Name	Number of RSUs
Dara Bazzano	63,021
John Black	89,142
Evan Karp	—
Anisa Kumar	66,837
Kelly McCarthy	114,036

(2)
The amounts reported reflect director fees earned or paid in cash in connection with the directors’ service to the Board and applicable Board committees during fiscal 2024. On September 5, 2024, we announced the suspension of the payment of retainers for non-employee directors under the Non-Employee Director Compensation Program until further notice. The amounts reported include a special one-time cash payment approved by the Compensation Committee and the Board on March 20, 2025 and paid to eligible non-employee directors on April 16, 2025 to cover the annual retainers that were suspended for the third and fourth quarters of fiscal 2024.

(3)
The amounts reported in this column reflect the grant date fair value of awards computed in accordance with FASB ASC Topic 718 based on the closing price per share of our common stock on the grant date.

(4)	Mr. Mardy, Mr. McCreight, Ms. Sheu and Ms. Yugay resigned from the Board of Directors effective September 4, 2024.
(5)
The amount reported reflects compensation that was paid pursuant to Mr. McCreight’s Executive Chair Employment Agreement and the compensation he earned as a director following the end of his term as Executive Chair on March 6, 2024.

(6)	Ms. Sheu elected to receive her annual cash retainer in the form of quarterly RSUs.
Non-Employee Director Compensation Program
Effective as of January 30, 2022, we adopted a non-employee director compensation program (the “Non-Employee Director Compensation Program”), pursuant to which our non-employee directors will be eligible to receive cash compensation and equity awards for service on our Board of Directors. The Non-Employee Director Compensation Program also provides for reimbursement of out-of-pocket travel and other business expenses incurred by such non-employee director in the performance of their duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures.

Under the Non-Employee Director Compensation Program, each non-employee director receives an annual cash retainer of $50,000. The members of the following committees receive additional annual cash retainers in the amounts set forth below, depending on whether the member serves as chair of the committee:

	Chair	Non-Chair
Audit Committee Member	$20,000	$10,000
Compensation Committee Member	$15,000	$7,500
Nominating and Corporate Governance Committee Member	$15,000	$7,500
Technology and Innovation Committee Member(1)	$15,000	$7,500

(1)	The Technology and Innovation Committee was dissolved on September 4, 2024.
All annual cash retainers are paid in quarterly in arrears promptly following the end of the applicable quarter, and pro-rated for partial service.
Each non-employee director may elect to receive all or a portion of their annual cash retainers in the form of RSUs. Elections to convert annual cash retainers into RSUs must generally be made on or prior to December 31 of the calendar year prior to the year in which the annual cash retainers are scheduled to be paid, or such earlier deadline as established by our Board of Directors or Compensation Committee. RSUs granted in lieu of the annual cash retainers will be fully vested on the grant date, and the number of RSUs will be determined by dividing the amount of the cash retainers that would otherwise be paid by the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date (the “10-Day VWAP”).
Upon a non-employee director’s initial appointment to our Board of Directors, the director will be granted an award of a number of RSUs calculated by dividing (a) $200,000 by (b) the 10-Day VWAP. The initial award will vest as to one-third of the total RSUs on each anniversary of the date the non-employee director commenced service on our Board of Directors, subject to continued service with us through each applicable vesting date.
Additionally, each non-employee director who is serving immediately before and will continue serving immediately after each annual stockholder’s meeting will automatically be granted on the date of the annual stockholder’s meeting an award of a number of RSUs calculated by dividing (a) $100,000 by (b) 10-Day VWAP. However, if a non-employee director is first appointed or elected on a date other than the date of an annual meeting, then such non-employee director will be granted automatically on such date of appointment or election an award of a number of RSUs calculated by dividing (a) the product of $100,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first annual meeting following such appointment or election, and the denominator of which is 365, by (b) 10-Day VWAP. Each annual award will fully vest on the earlier of (i) the first anniversary of the grant date, and (ii) immediately before our annual stockholder’s meeting following the grant date, subject to continued service with us through the applicable vesting date.
Each initial award and annual award of RSUs, along with any other equity-based awards held by any non-employee director, will fully vest immediately before a change in control of the Company.
Effective as of March 1, 2024, pursuant to an amendment to the Non-Employee Director Compensation Program, each non-employee chair of the Board of Directors (“Non-Employee Board Chair”) who will continue to serve as a Non-Employee Board Chair immediately following an annual stockholder’s meeting shall be granted on the date of such annual stockholder’s meeting an additional award of RSUs calculated by dividing (i) $50,000 by (ii) the 10-Day VWAP, provided that if the 10-day VWAP is less than $2.20, then the share price for purposes of calculating the number of RSUs shall be $2.20 (the “Annual Board Chair RSU Award”). If a Non-Employee Board Chair is first appointed or elected on a date other than the date of an Annual Meeting, then such Non-Employee Board Chair shall be granted automatically on such date of appointment or election, an award of RSUs calculated by dividing (i) the product of $50,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first annual stockholder’s meeting following such appointment or election, and the denominator of which is 365, by (ii) the 10-day VWAP.

The Annual Board Chair RSU Award will be automatically granted on the date of the applicable annual stockholder’s meeting, appointment or election, and will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) immediately before the next annual stockholder’s meeting immediately following the grant date, subject to the Non-Employee Board Chair continuing in service on the Board through such vesting date.
In September 2024, as part of the Company’s cost reduction efforts, our Board of Directors and Compensation Committee suspended the payment of retainers to non-employee directors under the Non-Employee Director Compensation Program for the fiscal quarter ended September 29, 2024 until further notice. On March 20, 2025, our Board of Directors and Compensation Committee approved a special one-time cash payment, which was paid on April 16, 2025, to eligible non-employee directors to cover the annual retainers that were suspended for the fiscal quarter ended September 29, 2024 through the fiscal quarter ended March 30, 2025 and reinstated the payment of the annual retainers beginning with the second quarter ending June 29, 2025.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of December 29, 2024. Our Omnibus Plan and our ESPP are our only equity plans available for the grant of new equity awards.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	5,976,694(2)	11.35(3)	3,059,704(4)(5)(6)
Equity compensation plans not approved by security holders	—	—	—
Total	5,976,694	11.35	3,059,704

(1)	Consists of the Equity Plans.
(2)
Represents 5,815,297 shares of common stock subject to RSUs and PSUs outstanding under the Omnibus Plan, 161,397 shares of common stock subject to options outstanding under the 2021 Plan, and no shares of common stock subject to awards outstanding under the 2021 Plan or the ESPP.

(3)	Represents the weighted-average exercise price of options outstanding under the 2021 Plan. Does not take into account RSUs or PSUs outstanding under the Omnibus Plan, which have no exercise price.
(4)	Consists of 1,749,109 shares of common stock reserved for issuance under the Omnibus Plan, and 1,310,595 shares of common stock reserved for issuance under the ESPP.
(5)
To the extent outstanding awards under the 2021 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the Omnibus Plan. The number of shares of common stock reserved for issuance under the Omnibus Plan will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board of Directors.

(6)
The number of shares of common stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year; and (b) such smaller number of shares as determined by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and named executive officers as a group as of April 16, 2025, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 42,942,378 shares of common stock outstanding as of April 16, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 16, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 195 Humboldt Avenue, Chico, California 95928. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Stockholder	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with H.I.G.(1)	13,791,895	32.1%
Entities affiliated with Institutional Venture Partners(2)	7,547,200	17.6%
Canada Pension Plan Investment Board(3)	7,500,000	17.5%
Named Executive Officers and Directors
Crystal Landsem(4)	1,179,143	2.7%
Tiffany Smith(5)	120,668	*
Mark Vos(6)	1,011,496	2.4%
Dara Bazzano(7)	148,732	*
John Black(8)	161,473	*
Evan Karp(9)	—	—
Anisa Kumar(10)	128,360	*
Kelly McCarthy(11)	120,485	*
All executive officers and directors as a group (9 persons)(12)	2,929,940	6.8%

*	Less than one percent.
(1)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 13,791,895 shares of common stock held by H.I.G. Growth Partners-Lulu’s, L.P. H.I.G.-GPII, Inc. is the sole general partner of H.I.G. Growth Partners-Lulu’s, L.P., and has sole voting and dispositive power with respect to the shares held by H.I.G. Growth Partners-Lulu’s, L.P. H.I.G.-GPII, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Sami Mnaymneh and Anthony Tamer, the directors of H.I.G.-GPII, Inc., have shared voting and dispositive power with respect to the shares held by H.I.G. Growth Partners-Lulu’s, L.P. Messrs. Mnaymneh and Tamer may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address of each entity affiliated with by H.I.G. Growth Partners-Lulu’s, L.P. is 1450 Brickell Avenue, 31st floor, Miami, FL 33131.

(2)
Based on a Schedule 13G filed with the SEC on February 15, 2023 and information available to the Company. Consists of (a) 3,730,160 shares of common stock held by Institutional Venture Partners XV, L.P.; (b) 19,843 shares of common stock held by Institutional Venture Partners XV Executive Fund, L.P.; (c) 23,600 shares held by Institutional Venture Management XV, LLC; (d) 3,749,997 shares of common stock held by Institutional Venture Partners XVI, L.P.; and (e) 23,600 shares of common stock held by Institutional Venture Management XVI, LLC. Pursuant to the limited partnership agreements between (i) Institutional Venture Partners XV, L.P. and Institutional Venture Management XV, LLC, (ii) Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Management XV, LLC, and (iii) Institutional Venture Partners XVI, L.P. and Institutional Venture Management XVI, LLC, Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC hold sole voting and dispositive power over shares of common stock held by Mr. Liaw. Institutional Venture Management XV, LLC is the

general partner of Institutional Venture Partners XV, L.P. and Institutional Venture Partners XV Executive Fund, L.P., and Institutional Venture Management XVI, LLC is the general partner of Institutional Venture Partners XVI, L.P. Todd C. Chaffee, Somesh Dash, Norman A. Fogelsong, Stephen J. Harrick, Eric Liaw, Jules A. Maltz, J. Sanford Miller and Dennis B. Phelps are the managing directors of Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC and may be deemed to share voting and dispositive power over the shares held by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P. but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address for each of these entities is 3000 Sand Hill Road, Bldg. 2, Suite 250 Menlo Park, California 94025.
(3)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 7,500,000 shares of common stock held by Canada Pension Plan Investment Board (“CPPIB”). None of the members of the board of directors of CPPIB has sole voting or dispositive power with respect to the shares of common stock beneficially owned by CPPIB. The address for CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(4)	Ms. Landsem may be deemed the beneficial owner of Mr. Vos’ shares of common stock reported in footnote (6), but disclaims beneficial ownership in the securities.
(5)	Ms. Smith has no expected vesting within 60 days of April 16, 2025.
(6)	Mr. Vos may be deemed the beneficial owner of Ms. Landsem’s shares of common stock reported in footnote (4), but disclaims beneficial ownership in the securities.
(7)	Includes 76,250 RSUs that will vest within 60 days of April 16, 2025.
(8)	Includes 78,284 RSUs that will vest within 60 days of April 16, 2025.
(9)
Mr. Karp as a member of our Board of Directors and agent of entities affiliated with H.I.G. Growth Partners-Lulu’s, L.P., may be deemed to share voting and investment power with regard to the shares held directly by H.I.G. Growth Partners-Lulu’s, L.P., but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities.

(10)	Includes 55,556 RSUs that will vest within 60 days of April 16, 2025.
(11)	Includes 55,556 RSUs that will vest within 60 days of April 16, 2025.
(12)	Includes 2,664,294 shares of common stock, including 59,583 shares beneficially owned by Ms. Deady Holt. Also includes 265,646 RSUs that will vest within 60 days of April 16, 2025.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe all such forms were filed timely.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel, or her designee, is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 2, 2023, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Investor Rights Agreement
On April 12, 2018, we entered into an Investors’ Rights Agreement with the LP, H.I.G.-GPII, Inc., LFL Acquisition Corp., Institutional Venture Partners XVI, L.P., Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P., Canada Pension Plan Investment Board, (the “Investors’ Rights Agreement”), pursuant to which such investors have certain demand registration rights, short-form registration rights and piggyback registration rights in respect of any shares of common stock or common stock issuable or issued upon conversion of the Series A Preferred Stock and related indemnification rights from us, subject to customary restrictions and exceptions. All fees, costs and expenses of registrations, other than underwriting discounts and commissions, are expected to be borne by us.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into the Stockholders Agreement pursuant to which H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. In addition, H.I.G. Growth Partners, the IVP Holdcos and CPPIB agree to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors. For more information, see “Corporate Governance-Stockholders Agreement.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 195 Humboldt Avenue, Chico, California 95928 in writing no later than December 25, 2025.
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than February 10, 2026 and no later than March 12, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 10, 2026, then our Corporate Secretary must receive such written notice not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov or from our Investor Relations website at www.investors.lulus.com.

LULUS’ ANNUAL REPORT ON FORM 10-K
A copy of Lulus’ Annual Report on Form 10-K for the fiscal year ended December 29, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 16, 2025 without charge upon written request addressed to:
Lulu’s Fashion Lounge Holdings, Inc.
Attention: Corporate Secretary
195 Humboldt Avenue
Chico, California 95928
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 29, 2024 at investors.lulus.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 24, 2025

Appendix A
CERTIFICATE OF AMENDMENT TO
THE FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
LULU’S FASHION LOUNGE HOLDINGS, INC.

[    ], 202
Lulu’s Fashion Lounge Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), hereby certifies as follows:
1.
This Certificate of Amendment (the “Certificate of Amendment”) to the Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) amends the provisions of the Certificate of Incorporation.

2.	This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.	Upon this Certificate of Amendment becoming effective, Article IV, Section 1 of the Corporation’s Certificate of Incorporation is hereby amended by adding the following at the end thereof:
“At the effective time of this Certificate of Amendment to the Certificate of Incorporation pursuant to the DGCL (the “Reverse Split Effective Time), each [•] shares of Common Stock issued and outstanding immediately prior to the Reverse Split Effective Time shall be combined into one validly issued, fully paid and non-assessable share of Common Stock automatically and without any action by the holder thereof (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. The number of authorized shares of Common Stock and Preferred Stock shall remain unchanged following the Reverse Split Effective Time. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split that are held by an individual stockholder will be aggregated subsequent thereto and each such fractional share resulting from such aggregation shall be rounded up to the nearest whole share. The Reverse Stock Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Stock Split are either surrendered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes a lost certificate affidavit and agreement reasonably acceptable to the Corporation (which may include a requirement to post a bond) to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificates.”
4.	That except as amended hereby, the provisions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.
5.	This Certificate of Amendment shall be effective [on the date of filing with the Secretary of State of Delaware]/[as of [ ], 202 ].
A-1

LULU'S FASHION LOUNGE HOLDINGS, INC.
ATTN: LEGAL DEPARTMENT
195 HUMBOLDT AVENUE
CHICO, CA 95928

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/LVLU2025**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - Call 1-800-690-6903 toll-free
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72192-P28329

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LULU'S FASHION LOUNGE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect the following director nominees as Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified:

Nominees:	For	Withhold
1a. Dara Bazzano	☐	☐
1b. John Black	☐	☐
1c. Kelly McCarthy	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V72193-P28329

LULU'S FASHION LOUNGE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2025 AT 2:00 P.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Crystal Landsem and Tiffany Smith, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of the proxy card, all of the shares of common stock of Lulu's Fashion Lounge Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 2:00 p.m., Eastern Time on June 10, 2025, at www.virtualshareholdermeeting.com/LVLU2025, and any continuation, postponement, or adjournment thereof.

Such proxies are authorized to vote in their discretion (a) for the election of any person to the Board of Directors if any nominees named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) such other business as may properly be brought before the meeting or any continuation, postponement, or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side